UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 28, 2021
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5390
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 2.02 Results of Operations and Financial Condition.
On January 28, 2021, First Interstate BancSystem, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and year ended December 31, 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. Neither the information included or incorporated by reference under this Item 2.02, nor the press release furnished herewith, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.
On January 28, 2021, the Company posted a new corporate presentation (the “Presentation”) on the News and Events page of the Company’s website at https://www.fibk.com. The Presentation, which is furnished with this Current Report as Exhibit 99.2 and incorporated herein by reference, updates previously furnished presentations and provides an overview of the Company and its operations. Neither the information included or incorporated by reference under this Item 7.01, nor the Presentation furnished herewith, shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.
On January 28, 2021, the Company also announced that the Board of Directors of the Company declared, on January 28, 2021, a dividend of $0.41 per share, that is payable February 19, 2021 to shareholders of record of the Company as of February 9, 2021.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	99.1	Press Release dated January 28, 2021.

	99.2	Presentation

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 28, 2021

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer